Exhibit 10.13

SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

among

SPINAL ELEMENTS HOLDINGS, INC.,

and

THE STOCKHOLDERS PARTY HERETO

Dated as of [•], 2020

TABLE OF CONTENTS

1. EFFECTIVENESS; DEFINITIONS	2

1.1. Closing	2

1.2. Definitions	2

2. COVENANTS	2

2.1. Confidentiality	2

2.2. Lock-up Agreements	3

3. REMEDIES	3

3.1. Generally	3

4. LEGENDS	3

4.1. Restrictive Legend	3

4.3. Securities Act Legends	4

4.4. Stop Transfer Instruction	4

4.5. Termination of Securities Act Legend	4

5. AMENDMENT, TERMINATION, ETC.	4

5.1. Oral Modifications	4

5.2. Written Modifications	4

5.3. Effect of Termination	5

6. DEFINITIONS	5

6.1. Certain Matters of Construction	5

6.2. Definitions	5

7. MISCELLANEOUS	8

7.1. Authority; Effect	8

7.2. Notices	9

7.3. Binding Effect, Etc.	10

7.4. Descriptive Heading	10

7.5. Counterparts	10

7.6. Severability	10

7.7. No Recourse	11

7.8. Aggregation of Shares	11

8. GOVERNING LAW	11

8.1. Governing Law	11

8.2. Consent to Jurisdiction	11

8.3. Waiver of Jury Trial	12

8.4. Exercise of Rights and Remedies	12

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This Second Amended and Restated Stockholders Agreement (the “Agreement”) is made as of [•], 2020 by and among:

(i)	Spinal Elements Holdings, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Company”);

(ii)	each Person executing this Agreement and listed as an Investor on the signature pages hereto (collectively with their Permitted Transferees, the “Investors”);

(iii)	each Person executing this Agreement and listed as an Other Investor on the signature pages hereto (collectively with their Permitted Transferees, the “Other Investors”);

(iv)	each Person executing this Agreement and listed as a manager on the signature pages hereto (collectively with their Permitted Transferees, the “Managers”);

(v)

such other Persons, if any, that from time to time become party hereto pursuant to Section 5.2 (collectively, together with the Investors, the Other Investors and the Managers, the “Stockholders”) in accordance with the terms hereof.

RECITALS

WHEREAS, on April 29, 2016, the Stockholders as of such date entered into a Stockholders Agreement of the Company, which agreement was amended and restated on April 13, 2017 (as so amended and restated, the “Original Agreement”) for the purpose of regulating certain relationships of the Stockholders with regard to the Company and certain restrictions on the Common Stock and other equity securities owned by the Stockholders;

WHEREAS, the Company is contemplating an underwritten public offering and sale of its Common Stock for cash registered on Form S-1 under the Securities Act (the “IPO”), which IPO will constitute an Initial Public Offering (as such term is defined in the Original Agreement);

WHEREAS, the Company, the Investors, the Other Investors, the Managers and the other Stockholders desire to amend and restate the Original Agreement to eliminate those provisions of the Original Agreement that are terminating as a result of the IPO and to set forth their agreements regarding certain matters including lock-up provisions with respect to public offerings of the Common Stock of the Company following the IPO; and

WHEREAS, such amendment and restatement can be effected pursuant to Section 10.2 of the Original Agreement with the consent of the Company and the Majority Kohlberg Investors.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.	EFFECTIVENESS; DEFINITIONS.

1.1. Closing. This Agreement shall become effective immediately prior to the consummation of the closing of the IPO (the “Closing”).

1.2. Definitions. Capitalized terms used in this Agreement are defined in Section 6 hereof.

2.	COVENANTS.

2.1. Confidentiality. Except as otherwise agreed to by the Company, each Stockholder agrees that it will keep confidential and will not disclose, divulge or use for any purpose other than to monitor its investment in the Company and its subsidiaries (and, with respect to a Stockholder who is an employee of the Company or its subsidiaries, in the ordinary course of such Stockholder’s employment in compliance with the terms of such Stockholders employment agreement (if any) and any applicable policies of the Company and its subsidiaries relating to disclosure of confidential information), any confidential information obtained from the Company pursuant to the terms of this Agreement, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.1 by such Stockholder or its Affiliates), (ii) is or has been independently developed or conceived by such Stockholder without use of the Company’s confidential information or (iii) is or has been made known or disclosed to such Stockholder by a third party (other than an Affiliate of such Stockholder) without, to such Stockholder’s knowledge, a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Stockholder may disclose confidential information (A) to its attorneys, accountants, tax or financial advisors and investment bankers to the extent necessary to obtain their services in connection with monitoring its investment in the Company provided that such attorneys, accountants, tax or financial advisors and investment bankers are notified of the confidentiality obligation set forth in this Section 2.1, (B) to any prospective purchaser of any Shares from such Stockholder provided that such prospective purchaser agrees to be bound by the provisions of this Section 2.1, (C) to any Affiliate, partner or member of such Stockholder in the ordinary course of business, (D) upon the routine request of any governmental or regulatory body having authority to regulate any such Stockholder, or (E) as may otherwise be required by law, provided, that, such Stockholder takes reasonable steps to minimize the extent of any such required disclosure; and provided, further, however, that the acts and omissions of any Person to whom such Stockholder may disclose confidential information pursuant to clauses (A) through (C) of the preceding proviso shall be attributable to such Stockholder for purposes of determining such Stockholder’s compliance with this Section 2.1. Each of the parties hereto acknowledges that the Investors may review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Section 2.1 shall preclude or in any way restrict the Investors or their Affiliates from investing or participating in any particular enterprise, or trading in the securities thereof, whether or not such enterprise has products or services that compete with those of the Company.

2.2. Lock-up Agreements. In connection with each Public Offering, including the IPO, each Stockholder agrees, if requested, to become bound by and to execute and deliver a lock-up agreement with the underwriter(s) of such Public Offering in customary form that, among other things, restricts such Stockholder’s right to (a) Transfer, directly or indirectly, any equity securities of the Company held by such Stockholder or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final prospectus relating to the Public Offering and ending on the date specified by the underwriters (such period not to exceed one-hundred and eighty (180) days in the case of the IPO or ninety (90) days in the case of any other Public Offering).

3.	REMEDIES.

3.1. Generally. The parties shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances.

4.	LEGENDS.

4.1. Restrictive Legend. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

“THE SALE, ENCUMBRANCE OR OTHER DISPOSITION OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS AGREEMENT TO WHICH THE ISSUER AND CERTAIN OF ITS STOCKHOLDERS ARE A PARTY. A COPY OF THE STOCKHOLDERS AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER OR OBTAINED FROM THE ISSUER WITHOUT CHARGE.”

4.2. Any Person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

4.3. Securities Act Legends. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AT THE ISSUER’S OPTION AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.”

4.4. Stop Transfer Instruction. The Company will instruct any transfer agent not to register the Transfer of any Shares until the conditions specified in the foregoing legends and this Agreement are satisfied.

4.5. Termination of Securities Act Legend. The requirement imposed by Section 4.1 hereof shall cease and terminate as to any particular Shares (i) when, in the opinion of counsel reasonably acceptable to the Company, such legend is no longer required in order to assure compliance by the Company with the Securities Act, or (ii) when such Shares have been effectively registered under the Securities Act and sold pursuant to such effective registration statement or have been sold pursuant to Rule 144. Wherever (i) such requirement shall cease and terminate as to any Shares, or (ii) such Shares shall be transferable under Rule 144(b)(1) without volume limitation or other restrictions on transfer (including without application of paragraphs (c), (e), (f) and (h) of Rule 144), the holder thereof shall be entitled to receive from the Company, without expense, new certificates (or book-entry notations) not bearing the legend set forth in Section 4.1 hereof.

5.	AMENDMENT, TERMINATION, ETC.

5.1. Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

5.2. Written Modifications. This Agreement may be amended, modified, extended or terminated (each, an “Amendment”), and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Majority Kohlberg Investors; provided, however, that (i) the consent of the Majority Other Investors shall be required for any amendment, modification, extension, termination or waiver that has a disproportionate (as to any other stockholder or class or group of stockholders) and adverse effect on the rights of the Other Investors in their capacity as such under this Agreement and (ii) the consent of the Majority Managers shall be required for any amendment, modification, extension, termination or waiver that has a disproportionate (as to any other stockholder or class or group of stockholders) and adverse effect on the rights of the Managers in their capacity as such under this Agreement; provided, further, that any amendment, modification, supplement or waiver of (x) 2.1 (Confidentiality), 5.1 (Oral Modifications) or 5.2 (Written Modifications) or (y) any defined terms as used in any of the foregoing Sections referenced in the foregoing clause (x), in each case, that adversely affects the rights or obligations of a Designated Investor, shall not be made or given without the prior written resolution of the Designated Investor so affected. Each such Amendment shall be binding upon each party hereto and each Stockholder subject hereto. In addition, each party hereto and each Stockholder subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder. Notwithstanding anything to the contrary in this Section 5.2, this Agreement may be amended by the Company solely with the consent of the Majority Kohlberg Investors (i) to join as a party to this Agreement any officer, director or employee of, or consultant or advisor to, the Company or any Affiliate of the Company who holds or will hold Common Stock or Options as a “Manager,” (ii) to join as a party to this Agreement any Permitted Transferee of a Manager as a “Manager,” (iii) to join as a party to this Agreement any Permitted Transferee of any Investor as an “Investor” and (iv) to join as a party to this Agreement any Permitted Transferee of any Other Investor as an “Other Investor”.

5.3. Effect of Termination. No termination under this Agreement shall relieve any Person of liability for breach prior to termination.

6.	DEFINITIONS. For purposes of this Agreement:

6.1. Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 6:

(i) The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

(ii) The word “including” shall mean including, without limitation;

(iii) Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined; and

(iv) The masculine, feminine and neuter genders shall each include the other.

6.2. Definitions. The following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any specified Person, (i) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise); provided, however, that neither the Company nor any of its subsidiaries shall be deemed an Affiliate of any of the Stockholders (and vice versa), (ii) if such specified Person is an investment fund, in addition to the Persons identified in clause (i), any other investment fund the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof and (iii) if such specified Person is a natural Person, in addition to the Persons identified in clause (i), any Family Member of such natural Person.

“Affiliated Fund” shall mean, with respect to any specified Person, an investment fund that is an Affiliate of such Person or an entity that is directly or indirectly wholly-owned by such Person or one or more of such funds (other than a portfolio company of any such fund).

“Agreement” shall have the meaning set forth in the Preamble.

“Amendment” shall have the meaning set forth in Section 5.2.

“Business Day” shall mean any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by law to be closed in the City of New York.

“Closing” shall have the meaning set forth in Section 1.1.

“Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

“Company” shall have the meaning set forth in the Preamble.

“Convertible Securities” shall mean any evidence of indebtedness, shares of stock (other than Stock) or other securities (other than Options and Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock.

“Designated Investors” means Antares Holdings LP and MetLife Private Equity Holdings, LLC.

“Equivalent Shares” shall mean, at any date of determination, (i) as to any outstanding shares of Common Stock issued to or held by any Stockholder other than a Manager, such number of shares of Common Stock and (ii) as to any outstanding Options, Warrants or Convertible Securities which constitute Shares, the maximum number of shares of Common Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined) and (iv) as to any outstanding shares of Common Stock issued to or held by a Manager, such portion of such shares as are Purchased Shares.

“Family Member” shall mean, with respect to any natural Person, (i) any spouse or former spouse of such Person, (ii) any lineal descendant or ancestor or sibling (by birth or adoption) of such natural Person, (iii) any spouse or former spouse of any of the foregoing, (iv) any legal representative or estate of any of the foregoing, (v) any trust maintained for the benefit of any one or more of the foregoing and (vi) any partnership or limited liability company in which any one or more of the foregoing are the only partners or members.

“IPO” shall have the meaning set forth in the Recitals.

“Investors” shall have the meaning set forth in the Preamble.

“Kohlberg Investors” shall mean, as of any date, Kohlberg Investors VII, L.P., Kohlberg Investors VII-B, L.P., Kohlberg Investors VII-C, L.P., Kohlberg TE Investors VII, L.P., Kohlberg TE Investors VII-B, L.P., Kohlberg Partners VII, L.P., KOCO Investors VII, L.P. and their respective Permitted Transferees, in each case only if such Person then holds Shares.

“Kohlberg Management” shall mean one or more designees of Kohlberg Management VII, L.P.

“Majority Kohlberg Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the Kohlberg Investors.

“Majority in Interest” shall mean, (i) with respect to a set of Shares of a single class, a majority of such Shares, and (ii) with respect to a set of Shares of more than one class, a majority of the voting power of such Shares.

“Majority Managers” shall mean, as of any date, the holders of a Majority in Interest of the Shares that are Purchased Shares held by the Managers.

“Majority Other Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the Other Investors; provided, however, that in the event that any given Other Investor shall, together with all Shares held by its Affiliates, hold a Majority in Interest of the Shares held by all Other Investors, then “Majority Other Investors” shall mean such Other Investor and at least one additional unaffiliated Other Investor.

“Manager” shall have the meaning set forth in the Preamble.

“Options” shall mean any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by the Company or any right to purchase shares pursuant to this Agreement.

“Other Investors” shall have the meaning set forth in the Preamble.

“Permitted Affiliate Transferee” means any Affiliate of such Investor or Other Investor, as applicable, or any entity advised and/or managed by or under common advisement and/or management with such Investor or Other Investor, as applicable, or its Affiliates.

“Permitted Holders” means (i) Kohlberg Management, Kohlberg Investors VII, L.P., Kohlberg Investors VII-B, L.P., Kohlberg Investors VII-C, L.P., Kohlberg TE Investors VII, L.P., Kohlberg TE Investors VII-B, L.P., Kohlberg Partners VII, L.P., KOCO Investors VII, L.P. and their Affiliates (but excluding any portfolio companies of the foregoing), and (ii) any members of the management of the Company immediately following the Closing.

“Permitted Transferee” shall mean (i) in respect of any Investor or Other Investor, any Affiliated Fund or Permitted Affiliate Transferee of such Investor or Other Investor, as applicable, (ii) solely in respect of a Designated Investor, any financing source of such Designated Investor who is secured by, or is enforcing a direct or indirect pledge of such Shares or any Person to whom any Designated Investor transfers any debt instruments issued by the Company or any of its subsidiaries, or (iii) in respect of any Manager, (A) any Family Member of such Manager, and (B)

another Stockholder within thirty (30) days of the date hereof, to the extent approved in writing by the Majority Kohlberg Investors, in an aggregate amount not to exceed 5% of the Shares outstanding on April 13, 2017. In addition, any Stockholder shall be a Permitted Transferee of the Permitted Transferees of itself and, to the extent approved in writing by the Majority Kohlberg Investors, the Company shall be a Permitted Transferee with respect to Shares Transferred to the Company.

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Public Offering” shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

“Purchased Shares” shall mean all shares of Common Stock held by a Manager that were purchased by the original holder thereof, whether upon exercise of an Option or otherwise.

“Rule 144” shall mean Rule 144 under the Securities Act (or any successor Rule).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean (i) all shares of Stock held by a Stockholder, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities, and (ii) all Options, Warrants and Convertible Securities held by a Stockholder (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein). Any securities issued in exchange for, as a dividend for or otherwise in respect of Shares shall be Shares under this Agreement and shall be subject to the terms of this Agreement as Shares.

“Stock” shall mean the Common Stock.

“Stockholders” shall have the meaning set forth in the Preamble.

“Transfer” shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

“Warrants” shall mean any warrants to subscribe for, purchase or otherwise directly acquire Stock.

7.	MISCELLANEOUS.

7.1. Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties as members of a joint venture or other association.

7.2. Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided:

(a) by hand (in which case, it will be effective upon delivery);

(b) by facsimile or e-mail (in which case, it will be effective upon receipt of confirmation of good transmission); or

(c) by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the Business Day after being deposited with such courier service);

in each case, to the address (or facsimile number) listed below:

If to the Company:

Spinal Elements Holdings, Inc.

3115 Melrose Drive, Suite 200

Carlsbad, California 92010

Attention:         Yang Pak

Facsimile:         (760) 607-0125

E-mail:              ypak@spinalelements.com

with copies to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention:         Craig Marcus

Facsimile:         (617) 235-0514

E-mail:             craig.marcus@ropesgray.com

If to a Kohlberg Investor:

Kohlberg & Co. LLC

111 Radio Circle

Mt. Kisco, NY 10549

Attention:         Christopher Anderson

Facsimile:         (914) 241-7476

Email:              anderson@kohlberg.com

with copies to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention:         Craig Marcus

Facsimile:         (617) 235-0514

E-mail:             craig.marcus@ropesgray.com

If to any other Stockholder, to it at the address set forth on its signature page hereto (or to the Original Agreement).

Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof. Each of the parties to this Agreement may specify a different address or facsimile number by giving notice in accordance with this Section 7.2 to each of the other parties hereto; provided, however, that any such notice of change of address shall be effective only upon receipt.

7.3. Binding Effect, Etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, other than certain agreements entered into with lenders to the Company and its subsidiaries simultaneously herewith, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no holder party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

7.4. Descriptive Heading. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

7.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. Counterparts delivered in .PDF by electronic mail or other electronic means shall be treated as originals for all purposes.

7.6. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

7.7. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Stockholder covenants, agrees and acknowledges that no recourse under this Agreement shall be had against any current or future director, officer, employee, agent, general or limited partner or member of the Company or any Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, agent, partner or member of the Company or any Stockholder or of any Affiliate or assignee thereof for any obligation to or of any Stockholder under this Agreement for any claim based on, in respect of or by reason of such obligations or their creation; provided, however, that nothing in this Section 7.7 shall relieve any of the Company or any Stockholder of its obligations hereunder.

7.8. Aggregation of Shares. Within the group of a Stockholder and its Affiliates and Affiliated Funds, such Stockholders may allocate the ability to exercise any rights under this Agreement in any manner that such group (by a Majority in Interest of the Shares held by such group) sees fit. Whenever any Stockholder becomes the record or beneficial owner of additional Shares, such Shares shall (unless otherwise provided herein) be subject to all of the terms and conditions of this Agreement.

8.	GOVERNING LAW.

8.1. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

8.2. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-

named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7.2 hereof is reasonably calculated to give actual notice.

8.3. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 8.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

8.4. Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

COMPANY:	SPINAL ELEMENTS HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Second Amended and Restated Stockholders Agreement]

THE MAJORITY KOHLBERG INVESTORS:	KOHLBERG INVESTORS VII, L.P.

By: Kohlberg Management VII, L.P.,
its General Partner

By: Kohlberg GP Management VII, L.L.C.,
its General Partner

By:
	Name:	Christopher Anderson
	Title:	Vice President

KOHLBERG INVESTORS VII-B, L.P.

By: Kohlberg Management VII, L.P.,
its General Partner

By: Kohlberg GP Management VII, L.L.C.,
its General Partner

By:
	Name:	Christopher Anderson
	Title:	Vice President

KOHLBERG INVESTORS VII-C, L.P.

By: Kohlberg Management VII, L.P.,
its General Partner

By: Kohlberg GP Management VII, L.L.C.,
its General Partner

By:
	Name:	Christopher Anderson
	Title:	Vice President

[Signature Page to Second Amended and Restated Stockholders Agreement]

KOHLBERG TE INVESTORS VII, L.P.

By: Kohlberg Management VII, L.P., its General Partner

By: Kohlberg GP Management VII, L.L.C. its General Partner

By:

Name: Christopher Anderson
Title: Vice President

KOHLBERG TE INVESTORS VII-B, L.P.

By: Kohlberg Management VII, L.P., its General Partner

By: Kohlberg GP Management VII, L.L.C., its General Partner

By:

Name: Christopher Anderson
Title: Vice President

KOHLBERG PARTNERS VII, L.P.

By: Kohlberg Management VII, L.P., its General Partner

By: Kohlberg GP Management VII, L.L.C., its General Partner

By:

Name: Christopher Anderson
Title: Vice President

[Signature Page to Second Amended and Restated Stockholders Agreement]

KOCO INVESTORS VII, L.P.

By: Kohlberg Management VII, L.P., its General Partner

By: Kohlberg GP Management VII, L.L.C., its General Partner

By:

Name: Christopher Anderson
Title: Vice President

[Signature Page to Second Amended and Restated Stockholders Agreement]